                         STANDARD INDUSTRIAL SUBLEASE

                 American Industrial Real Estate Association




1. PARTIES. This Sublease, dated, for reference purposes only, December 8, 1997, is made by and between ROCKSHOX, Inc., a Delaware Corporation (herein called "Sublessor") and First American Records Management, Inc., a Delaware corporation (herein called "Sublessee")

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, those certain premises situated in the County of Santa Clara State of California, commonly known as 2250 Zanker Road, Suite H, San Jose, CA 95131 containing approximately 15,043 square feet of warehouse space and more particularly described in the Master Lease (as hereinafter defined).

Said premises are hereinafter called the "Premises".

3. TERM.
    3.1 TERM. The term of this Sublease shall be for thirty-one (31) months commencing on January 1, 1998 and ending on July 31, 2000 unless sooner terminated pursuant to any provision hereof.

    3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date. Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within 30 days from said commencement date. Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $8,274, in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $8,274 as rent for first month. Rent shall increase for the remainder of the term hereof to $8,575 commencing February 1, 1999. Sublessee shall also pay all Additional Rents as such term is defined in the Master Lease. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $8,270 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease. Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit. Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. USE.
     6.1 USE. The Premises shall be used and occupied only for general warehousing for storage of, non-hazardous, legal items in accordance with the Master Lease and for no other purposes.

     6.2 COMPLIANCE WITH LAW.
       (a) Sublessor warrants to Sublessee that to Sublessor's actual knowledge the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed in the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 60 calendar days shall from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

       (b) Except as provided in paragraph 6.2(a). Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county, federal and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business or any other representation or warranty not expressly made by Sublessor to Sublessee in writing in this Sublease, and without reference.*

7. MASTER LEASE
     7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exibit 1, dated July 26, 1995, and Amendment thereto dated January 14, 1997, wherein ROCKSHOX, Inc. is the lessee and Northwestern Mutual Life Insurance Company is the lessor, hereinafter referred to as the "Master Lessor".

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom. None.

-----------------------------

* to the Master Lease.
(c) American Industrial Real Estate Association 1978

      7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations.'' The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the ""Sublessor's Remaining Obligations.''

      7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, and costs arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

      7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

      7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that to Sublessor's actual knowledge, no default exists on the part of any party to the Master Lease.


8.    ASSIGNMENT OF SUBLEASE AND DEFAULT.

      8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

      8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and from the Sublessee be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

      8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and the Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

      8.4 No changes or modifications shall be made to this Sublease without the prior written consent of Master Lessor and Sublessor.

9.    CONSENT OF MASTER LESSOR.

      9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless Master Lessor signs this Sublease thereby giving its consent to this Subletting.

      9.3   In the event that Master Lessor does give such consent then:

            (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

             (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

             (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

             (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

             (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor at its option and without being obligated to do so may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

       9.4 The signatures of the Master Lessor at the end of this document shall constitute its consent to the terms of this Sublease.

       9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor or Master Lessor and that the Master Lease is in full force and effect.

       9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.    BROKERS FEE.

       10.1 Upon execution hereof by all parties, Sublessor shall pay to Cushman & Wakefield (agent for Sublessee) a licensed real estate broker, (herein called ""Broker''), the sum of $7,500 for brokerage services rendered by Broker to Sublessor in this transaction.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action on trial and appeal, shall be entitled to his reasonable attorney's fees and costs to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left herein. If there are additional provisions place the same here.]

       The Rider attached hereto is incorporated herein by reference.



                       RIDER TO STANDARD INDUSTRIAL SUBLEASE
                             DATED DECEMBER 8, 1997


     Notwithstanding anything to the contrary contained in this Sublease or in the Master Lease:

     1. Any installment of rent or any other charge payable to Sublessor shall be subject to paragraph 3.03 of the Master Lease.

     2. No tenant improvements shall be constructed at the Premises for Sublessee, but Sublessor shall repair any material damages for which Sublessee is responsible under the Master Lease at no cost to the Sublessee on or before January 31, 1998, so long as Sublessee provides Sublessor reasonable access to the Premises to perform such work. Such repair shall be performed in such a manner as to minimize any interruption or interference with Sublessee's possession of the Premises or Sublessee's business operations. Sublessor represents and warrants that it will deliver the Premises to Sublessee with the heating, ventilation, electrical, plumbing, lighting, sprinkler, and door systems in operating condition. Sublessor represents and warrants that all repairs shall be carried out in a workmanlike manner and will conform to industry standards for such repairs and such repairs shall be in compliance with all state and local laws or ordinances and that Sublessor has secured Lessor's written permission and complied with each of the requirements of Section 11 of the Master Lease.

     3. Prior to taking possession of the Premises, Sublessee shall obtain and provide copes to Sublessor of policies of insurance with respect to its sublease and use of the Premises, all in form and substance, and issued by companies, as Sublessor shall reasonably require.

     4. Sublessor shall have no obligation or liability to Sublessee, to repair, rebuild, or replace the Premises or otherwise, upon any damage or destruction to, or condemnation of, all or any part of the Premises or the property of which the Premises are a part. To the extent of any rental abatement, rent shall be abated under this Sublease.

     5. Sublessee must vacate the Premises at the expiration or earlier termination of the Sublease, and shall have no right to continue possession thereof unless Sublessor shall have first been released (to Sublessor's satisfaction) from all liability under the Master Lease and the Sublease.

     6. As between Sublessor and Sublessee, Section 33.01 and 3.04 of the Master Lease and Special Provisions 44 and 45 of the Master Lease, shall not apply. Sublessor and Sublessee agree that rent includes all payments for existing improvements.

     7. Prior to the Commencement Date, but after providing to Sublessor the policies of insurance provided in paragraph 3 above, Sublessee shall be permitted to store files at the Premises in an area mutually agreed upon by Sublessor and Sublessee, without payment of rent or Additional Rent. Sublessee hereby agrees to indemnify, defend, and hold Sublessor and Master Lessor harmless from and against any and all liability, judgments, costs, damages, claims, and demands, including reasonable attorney's fees and costs arising out of such activity.

IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.

Executed at                         ROCKSHOX, INC., a Delaware corporation
           ----------------------   ------------------------------------------
on                                  By   [illegible]
  -------------------------------     ----------------------------------------
address                             Title:     CFO
       --------------------------         ------------------------------------

---------------------------------              "Sublessor" (Corporate Seal)
Executed at                         First American Records Management, Inc.,
            ---------------------   ------------------------------------------
on                                  a Delaware corporation
  -------------------------------   By  /s/ David Gesinger
address                               ----------------------------------------
       --------------------------     David Gesinger, VP

----------------------------------  By David Gesinger VP
                                       ---------------------------------------

                                            "Sublessee (Corporate Seal)



Executed at
           ----------------------   ------------------------------------------
on                                  By
  -------------------------------     ----------------------------------------
address                             By
       --------------------------     ----------------------------------------

---------------------------------           "Master Lessor" (Corporate Seal)


Executed at
           ----------------------   ------------------------------------------
on
  -------------------------------   ------------------------------------------
address
       --------------------------   ------------------------------------------

---------------------------------           "Guarantors"


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION,
345 So. Figueroa St., M-1, Los Angeles, CA 90071. (213) 687-8777.